================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): August 9, 1996


                              H.J. HEINZ COMPANY
            (Exact name of registrant as specified in its charter)


      Pennsylvania                  1-3385                       25-0542520
(State of incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


     600 Grant Street, Pittsburgh,                       15219
              Pennsylvania                             (Zip Code)
(Address of principal executive offices)



                                 412-456-5700
              Registrant's telephone number, including area code


                                Not Applicable
         (Former name or former address, if changed since last report)


================================================================================

ITEM 5.  Other Information.


     Attached hereto as Exhibit A for filing under Item 601(b)(99) of Regulation S-K is a copy of a press release dated August 9, 1996, issued by the registrant regarding its expected first-quarter earnings.

     Attached hereto as Exhibit B for filing under Item 601(b)(99) of Regulation S-K is a copy of an advertisement by the registrant entitled
"Record Year for Heinz" stating that the registrant achieved record earnings in its 1996 fiscal year. The advertisement appeared in The Wall Street Journal,
                                                       -----------------------
The New York Times, Pittsburgh Post-Gazette and Pittsburgh Tribune-Review
- -------------------------------------------     -------------------------
on August 23, 1996 as well as certain newspapers in the United Kingdom, Ireland, South Africa, Australia and New Zealand on various dates in August, 1996 ranging from August 9, 1996 to August 30, 1996. The advertisement is also scheduled to appear in the September 16, 1996 issue of Business Week.
                                                            -------------

     The Exhibits contain certain forward-looking statements which are based on management's current views and assumptions regarding future events and financial performance. Reference should be made to the section "Forward-Looking Statements" in Item 1 of the registrant's Annual Report on Form 10-K for the fiscal year ended May 1, 1996 for a description of the important factors that could cause actual results to differ materially from those discussed in the Exhibits.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c) The following Exhibits are filed in accordance with Item 601 of Regulation S-K:

         (99)  Additional Exhibits

         A.    H.J. Heinz Company Press Release, dated August 9, 1996
         B.    H.J. Heinz Company advertisement entitled "Record Year for
               Heinz"


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                H.J. Heinz Company


Date:  September 3, 1996        By: /s/ Lawrence J. McCabe
                                    -----------------------------------------
                                Name:   Lawrence J. McCabe
                                Title: Senior Vice President - General Counsel